Chase Bank, Trustee                       Determination Date:          03-Nov-00
Manufactured Housing Contracts            Remittance Date:             07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B                For the Period Ended:        25-Oct-00
                                          Lock-Out Date:                  Jun-05


Information for Clauses (a) through (s), Section 7.01 -      GROUP-I
                                                                      Class I A-1      Class I A-2     Class I A-3      Class I A-4
 (a)  Class I A and Class I B Distribution Amounts                    3,122,383.77      335,208.33      343,958.33       339,025.04

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                       506,783.90
      (b) Partial Prepayments Received                                  386,120.78
      (c) Principal Payments in Full (Scheduled Balance)              1,873,468.92
      (d) Liquidated Contract Scheduled Balance                               0.00
      (e) Section 3.05 Purchase Scheduled Balance                             0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)              0.00
                                                                     -------------   -------------   -------------    -------------
 Total Principal Distribution                                         2,766,373.60            0.00            0.00             0.00

 (c)  Interest Distribution                                             356,010.17      335,208.33      343,958.33       339,025.04
      Unpaid Interest Shortfall                                               0.00            0.00            0.00             0.00
                                                                     -------------   -------------   -------------    -------------
 Total Interest Distribution                                            356,010.17      335,208.33      343,958.33       339,025.04

 (d)  Beginning Class I A and Class I B Principal Balance            68,012,980.38   50,000,000.00   50,000,000.00    47,722,000.00
      Less: Principal Distribution                                    2,766,373.60            0.00            0.00             0.00
                                                                     -------------   -------------   -------------    -------------
      Remaining Class A and Class B Principal Balance                65,246,606.78   50,000,000.00   50,000,000.00    47,722,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                             284,291.03         (h)         Pool Factor
      Section 8.06 Reimbursement Amount                                       0.00     Class I A-1      0.80551366
      Section 6.02 Reimbursement Amount                                  78,574.45     Class I A-2      1.00000000
      Reimburseable Fees                                                      0.00     Class I A-3      1.00000000
                                                                     -------------     Class I A-4      1.00000000
 Total Fees Due Servicer                                                362,865.48     Class I A-5      1.00000000
                                                                                       Class I M-1      1.00000000
                                                                                       Class I B-1      1.00000000
                                                                                       Class I B-2      1.00000000
Information for Clauses (a) through (s), Section 7.01 -      GROUP-I
                                                                    Class I A-5      Class I M-1      Class I B-1     Class I B-2
 (a)  Class I A and Class I B Distribution Amounts                    103,817.44       84,967.38       88,160.21      154,285.46

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                  -------------   --------------   -------------   -------------
 Total Principal Distribution                                              0.00             0.00            0.00            0.00

 (c)  Interest Distribution                                          103,817.44        84,967.38       88,160.21      154,285.46
      Unpaid Interest Shortfall                                            0.00             0.00            0.00            0.00
                                                                  -------------   --------------   -------------   -------------
 Total Interest Distribution                                         103,817.44        84,967.38       88,160.21      154,285.46

 (d)  Beginning Class I A and Class I B Principal Balance         14,295,000.00    11,437,000.00   11,437,000.00   20,015,411.00
      Less: Principal Distribution                                         0.00             0.00            0.00            0.00
                                                                  -------------    -------------   -------------   -------------
      Remaining Class A and Class B Principal Balance             14,295,000.00    11,437,000.00   11,437,000.00   20,015,411.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                     Original Balance           Rate
      Section 8.06 Reimbursement Amount                           81,000,000.00          6.7300%         6.6200%      Libor
      Section 6.02 Reimbursement Amount                           50,000,000.00          8.0450%           0.11%      Spread
      Reimburseable Fees                                          50,000,000.00          8.2550%
                                                                  47,722,000.00          8.5250%
 Total Fees Due Servicer                                          14,295,000.00          8.7150%
                                                                  11,437,000.00          8.9150%
                                                                  11,437,000.00          9.2500%
                                                                  20,015,411.00          9.2500%
Information for Clauses (a) through (s), Section 7.01 -      GROUP-I

 (a)  Class I A and Class I B Distribution Amounts

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                     1,805,432.36
 (c)  Interest Distribution                                          2,186,651.43
      Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                             When
 (d)  Beginning Class I A and Class I B Principal Balance                                     270,153,017.78
      Less: Principal Distribution                                   2,766,373.60    is less than
                                                                                              285,906,411.00
      Remaining Class A and Class B Principal Balance                                                   0.10
                                                                                               28,590,641.10
 (e)  Fees Due Servicer                                                                   We can prepay
      Monthly Servicing Fee                                                          Rate
      Section 8.06 Reimbursement Amount                                 Class A-1    6.730%    68,012,980.38    4,577,274
      Section 6.02 Reimbursement Amount                                 Class A-2    8.045%    50,000,000.00    4,022,500
      Reimburseable Fees                                                Class A-3    8.255%    50,000,000.00    4,127,500
                                                                        Class A-4    8.525%    47,722,000.00    4,068,301
 Total Fees Due Servicer                                                Class A-5    8.715%    14,295,000.00    1,245,809
                                                                        Class A-6    8.915%    11,437,000.00    1,019,609
                                                                        Class B-1    9.250%    11,437,000.00    1,057,923
                                                                        Class B-2    9.250%    20,015,411.00    1,851,426

                                                                                              272,919,391.38   21,970,340     8.05%

Chase Bank, Trustee                       Determination Date:          03-Nov-00
Manufactured Housing Contracts            Remittance Date:             07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B                For the Period Ended:        25-Oct-00
                                          Lock-Out Date:                  Jun-05

                                                                 Unpaid                                                    Unpaid
                                                  No. of        Principal    Delinquency as of Calendar        No. of     Principal
 (f)  Delinquency as of the Due Period          Contracts        Balance            Month End                 Contracts    Balance

      31-59 Days Delinquent                        342         10,673,158   31-59 Days Delinquent                 228     6,820,536
      60-89 Days Delinquent                         77          2,562,219   60-89 Days Delinquent                  70     2,383,773
      90+ Days Delinquent                           88          3,033,772   90+ Days Delinquent                    78     2,704,201

      3-Month Avg Thirty-Day Delinquency Ratio 4.24%                        3-Month Avg Thirty-Day Delinquency
                                                                              Ratio                                        2.85%
      3-Month Avg Sixty-Day Delinquency Ratio  1.79%                        3-Month Avg Sixty-Day Delinquency
                                                                              Ratio                                        1.61%

 (g)  Section 3.05 Repurchases                                       0.00

 (i)  Class R Distribution Amount                                    0.00     Acquisition Loss Amount
      Reposession Profits                                            0.00
                                                                            Current Month Acquisition Loss Amount            71,610
 (j)  Principal Balance of Contracts in Repossession         1,254,705.15   Cumulative Acquisition Loss Amount               81,436

 (k)  Aggregate Net Liquidation Losses                               0.00

 (l)  (x) Class B-2 Formula Distribution Amount                154,285.46
      (y) Remaining Amount Available                           535,504.53
                                                             ------------
      Amount of (x) over (y)                                         0.00

 (m)  Class B-2 Liquidation Loss Amount                              0.00

 (n)  Guarantee Payment                                              0.00

 (o)  Unadvanced Shortfalls                                          0.00

                                                      No.   $
 (p)  Units repossessed                               19       561,613.19

 (q)  Principal Prepayments paid                             2,259,589.70

 (r)  Scheduled Principal Payments                             506,783.90

 (s)  Weighted Average Interest Rate                                11.38%

Chase Bank, Trustee                       Determination Date:          03-Nov-00
Manufactured Housing Contracts            Remittance Date:             07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B                For the Period Ended:        25-Oct-00
                                          Lock-Out Date:                  Jun-05

                  Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt        5,064,597.93
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st    427,008.13

(ii)  Monthly Advance made                                                    0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                    20,830.21
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st               1,528.89

(v)  Principal due Holders                                                    0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                        180,022.39
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-SubServicer-21st                   18,052.26

(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                  0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                    0.00
   (iii) Monthly Servicing Fee                                          284,291.03
   (iv)  Reimburseable Liquidation Expenses                              78,574.45
   (v)   Section 6.04(c) reimbursement                                        0.00
   (vi)  Section 8.06 reimbursement                                           0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                0.00

Total Due Servicer                                                      362,865.48

Available Distrubution Amount-Vanderbilt                              4,542,540.27
Available Distrubution Amount-SubServicer-21st                          410,484.76

To Class A and B                                                      4,571,805.96

Monthly Excess Cashflow                                                 381,219.07

Weighted Average Remaining Term (months)                                    228.00

      Scheduled Balance Computation

      Prior Month Balance                                           272,919,391.38

      Current Balance                            270,277,989.53
               Adv Principal                          45,287.15
               Del Principal                         170,258.90
      Pool Scheduled Balance                                        270,153,017.78

      Principal Payments in Full                   1,873,468.92
      Partial Prepayments                            386,120.78

      Scheduled Principal                            506,783.90

      Collateral Balance                                            270,277,989.53

Chase Bank, Trustee                        Determination Date:        03-Nov-00
Manufactured Housing Contracts             Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                  For the Period Ended:      25-Oct-00
                                           Lock-Out Date:                Jun-05



Information for Clauses (v) through (ap), Section 7.01-      GROUP II

                                                                     Class II A-1     Class II B-1   Class II B-2      Class II B-3

 (v)  Class II A and Class II B Distribution Amounts                   704,472.39       24,933.28      24,260.01         23,135.54

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                       77,098.35
      (b) Partial Prepayments Received                                  89,007.11
      (c) Principal Payments in Full (Scheduled Balance)               307,816.27
      (d) Liquidated Contract Scheduled Balance                              0.00
      (e) Section 3.05 Purchase Scheduled Balance                            0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)             0.00
      (g) Accelerated Principal Payment                                      0.00
                                                                    -------------    ------------   ------------     -------------
 Total Principal Distribution                                          473,921.73            0.00           0.00              0.00

 (x)  Interest Distribution                                            230,550.66       24,933.28      24,260.01         23,135.54
      Unpaid Interest Shortfall                                              0.00            0.00           0.00              0.00
                                                                    -------------    ------------   ------------     -------------
 Total Interest Distribution                                           230,550.66       24,933.28      24,260.01         23,135.54


 (y)  Beginning Class I A and Class I B Principal Balance           43,084,633.25    4,471,000.00   3,577,000.00      3,279,570.00
      Less: Principal Distribution                                     473,921.73            0.00           0.00              0.00
                                                                    -------------    ------------   ------------     -------------
      Remaining Class A and Class B Principal Balance               42,610,711.52    4,471,000.00   3,577,000.00      3,279,570.00

 (z)  Fees Due Servicer
      Monthly Servicing Fee                                             58,852.79       (ac)         Pool Factor    Original Balance
      Section 8.06 Reimbursement Amount                                      0.00    Class II A-1     0.88246514     48,286,000.00
      Section 6.02 Reimbursement Amount                                  8,000.00    Class II B-1     1.00000000      4,471,000.00
      Reimburseable Fees                                                     0.00    Class II B-2     1.00000000      3,577,000.00
                                                                    -------------    Class II B-3     1.00000000      3,279,570.00
 Total Fees Due Servicer                                                66,852.79



Information for Clauses (v) through (ap), Section 7.01-      GROUP II

 (v)  Class II A and Class II B Distribution Amounts

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
      (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)  Interest Distribution                                                 302,879.49
      Unpaid Interest Shortfall

 Total Interest Distribution                                                            When
                                                                                           53,938,281.52
 (y)  Beginning Class I A and Class I B Principal Balance                               is less than
      Less: Principal Distribution                                          473,921.73     59,613,570.00
                                                                                               X
      Remaining Class A and Class B Principal Balance                                               0.10
                                                                                            5,961,357.00
 (z)  Fees Due Servicer                                                                 We can prepaid
      Monthly Servicing Fee                                          Rate   Libor          Spread
      Section 8.06 Reimbursement Amount                            6.8800%  6.6200%         0.26%     43,084,633   2,964,223
      Section 6.02 Reimbursement Amount                            7.1700%                  0.55%      4,471,000     320,571
      Reimburseable Fees                                           8.7200%                  2.10%      3,577,000     311,914
                                                                   9.0700%                  2.45%      3,279,570     297,457
                                                                                                      ----------------------
 Total Fees Due Servicer                                                                              54,412,203   3,894,165   7.16%



Chase Bank, Trustee                        Determination Date:        03-Nov-00
Manufactured Housing Contracts             Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                  For the Period Ended:      25-Oct-00
                                           Lock-Out Date:                Jun-05

                                                                           Unpaid                                          Unpaid
                                                         No. of          Principal      Delinquency as of       No. of    Principal
(aa)  Delinquency as of the Due Period                  Contracts         Balance      Calendar Month End      contracts   Balance

       31-59 Days Delinquent                                30           1,413,084    31-59 Days Delinquent         13     620,989
       60-89 Days Delinquent                                 0                   0    60-89 Days Delinquent          0           0
        90+ Days Delinquent                                  7             303,223    90+ Days Delinquent            7     303,223

      3-Month Avg Thirty-Day Delinquency Ratio    2.59%                               3-Month Avg Thirty-Day
                                                                                        Delinquency Ratio                   1.15%
      3-Month Avg Sixty-Day Delinquency Ratio     0.69%                               3-Month Avg Sixty-Day
                                                                                        Delinquency Ratio                   0.78%


(ab)  Section 3.05 Repurchases                                                0.00

(ad)  Class R Distribution Amount                                       477,445.27
      Reposession Profits                                                     0.00

(ae)  Principal Balance of Contracts in Repossession                     44,993.13

(af)  Aggregate Net Liquidation Losses                                        0.00

(ag)  (x) Class B-3 Formula Distribution Amount                          23,135.54
      (y) Remaining Amount Available                                     96,226.20
                                                                     -------------
      Amount of (x) Over (y)                                                  0.00

(ah)  Class B-2 Liquidation Loss Amount                                       0.00

(ai)  Guarantee Payment                                                       0.00

(aj)  Unadvanced Shortfalls                                                   0.00
                                                              No.    $
(ak)  Units repossessed                                         1        48,171.15

(al)  Principal Prepayments paid                                        396,823.38

(am)  Scheduled Principal Payments                                       77,098.35

(an)  Weighted Average Interest Rate                                          9.97%


Chase Bank, Trustee                        Determination Date:        03-Nov-00
Manufactured Housing Contracts             Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                  For the Period Ended:      25-Oct-00
                                           Lock-Out Date:                Jun-05



                 Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt         958,504.70
(ii)  Monthly Advance made                                                   0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                    3,432.04
(v)   Principal due Holders                                                  0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                       22,056.53
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                 0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                   0.00
   (iii) Monthly Servicing Fee                                          58,852.79
   (iv)  Reimburseable Liquidation Expenses                              8,000.00
   (v)   Section 6.04(c) reimbursement                                       0.00
   (vi)  Section 8.06 reimbursement                                          0.00
   (Vii) Amounts not required to be deposited-SubServicer                    0.00

Total Due Servicer                                                      66,852.79

Available Distrubution Amount                                          873,027.42
to Class A and B - Scheduled Principal and Interest                    776,801.22

Monthly Excess Cashflow Class II                                        96,226.20
Monthly Excess Cashflow Class I                                        381,219.07

Accelerated Principal Payment                                                0.00

Weighted Average Remaining Term (months)                                   253.00

      Scheduled Balance Computation

      Prior Month Balance                                           56,498,678.21

      Current Balance                             56,038,363.62
                Adv Principal                          3,377.34
                Del Principal                         16,984.48
      Pool Scheduled Balance                                        56,024,756.48

      Principal Payments in Full                     307,816.27
      Partial Prepayments                             89,007.11

      Scheduled Principal                             77,098.35

      Collateral Balance                                            56,038,363.62

      Overcollateralization Amount                                      2,086,475
      Required Overcollateralization Amount                             2,086,475
